                  POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints
Robert G. Zack and Katherine P. Feld his true and lawful attorneys-in-fact and agents, and each of them, with full power of substitution and resubstitution, for him in his capacity as an Officer and Trustee/Director of
Centennial America Fund, L.P., Centennial California Tax Exempt Trust,
Centennial Government Trust, Centennial Money Market Trust, Centennial New
York Tax Exempt Trust, Centennial Tax Exempt Trust, Oppenheimer Capital
Income Fund, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund,
Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer
International Bond Fund, Oppenheimer Limited-Term Government Fund,
Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity
Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund,
Panorama Series Fund, Inc., Oppenheimer Principal Protected Trust,
Oppenheimer Principal Protected Trust II, Oppenheimer Real Asset Fund,
Oppenheimer Select Managers, Oppenheimer Senior Floating Rate Fund,
Oppenheimer Strategic Income Fund, Oppenheimer Equity Fund, Inc., and
Oppenheimer Variable Account Funds, (the "Funds") to sign on his behalf any and all Registration Statements (including any post-effective amendments to
Registration Statements) under the Securities Act of 1933, the Investment
Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:  October 9, 2003

/s/ James C. Swain
-------------------------------
James C. Swain

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints
Robert G. Zack and Katherine P. Feld his true and lawful attorneys-in-fact and agents, and each of them, with full power of substitution and resubstitution, for him in his capacity as an Officer and Trustee/Director of
Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer
Champion Income Fund, Oppenheimer High Yield Fund, Oppenheimer Integrity
Funds, Oppenheimer International Bond Fund, Oppenheimer Limited-Term
Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street
Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer
Municipal Fund, Panorama Series Fund, Inc., Oppenheimer Principal Protected
Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Real Asset Fund,
Oppenheimer Select Managers, Oppenheimer Senior Floating Rate Fund,
Oppenheimer Strategic Income Fund, Oppenheimer Equity Fund, Inc., and
Oppenheimer Variable Account Funds, (the "Funds") to sign on his behalf any and all Registration Statements (including any post-effective amendments to
Registration Statements) under the Securities Act of 1933, the Investment
Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:  October 9, 2003

/s/ John V. Murphy
----------------------------
John V. Murphy

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints
Robert G. Zack and Katherine P. Feld his true and lawful attorneys-in-fact and agents, and each of them, with full power of substitution and resubstitution, for him in his capacity as an Officer and Trustee/Director of
Centennial America Fund, L.P., Centennial California Tax Exempt Trust,
Centennial Government Trust, Centennial Money Market Trust, Centennial New
York Tax Exempt Trust, Centennial Tax Exempt Trust, Oppenheimer Capital
Income Fund, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund,
Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer
International Bond Fund, Oppenheimer Limited-Term Government Fund,
Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity
Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund,
Panorama Series Fund, Inc., Oppenheimer Principal Protected Trust,
Oppenheimer Principal Protected Trust II, Oppenheimer Real Asset Fund,
Oppenheimer Select Managers, Oppenheimer Senior Floating Rate Fund,
Oppenheimer Strategic Income Fund, Oppenheimer Equity Fund, Inc., and
Oppenheimer Variable Account Funds, (the "Funds") to sign on his behalf any and all Registration Statements (including any post-effective amendments to
Registration Statements) under the Securities Act of 1933, the Investment
Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:  October 9, 2003

/s/ William L. Armstrong
----------------------------------
William L. Armstrong

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints
Robert G. Zack and Katherine P. Feld his true and lawful attorneys-in-fact and agents, and each of them, with full power of substitution and resubstitution, for him in his capacity as an Officer and Trustee/Director of
Centennial America Fund, L.P., Centennial California Tax Exempt Trust,
Centennial Government Trust, Centennial Money Market Trust, Centennial New
York Tax Exempt Trust, Centennial Tax Exempt Trust, Oppenheimer Capital
Income Fund, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund,
Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer
International Bond Fund, Oppenheimer Limited-Term Government Fund,
Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity
Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund,
Panorama Series Fund, Inc., Oppenheimer Principal Protected Trust,
Oppenheimer Principal Protected Trust II, Oppenheimer Real Asset Fund,
Oppenheimer Select Managers, Oppenheimer Senior Floating Rate Fund,
Oppenheimer Strategic Income Fund, Oppenheimer Equity Fund, Inc., and
Oppenheimer Variable Account Funds, (the "Funds") to sign on his behalf any and all Registration Statements (including any post-effective amendments to
Registration Statements) under the Securities Act of 1933, the Investment
Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:  October 9, 2003

/s/ Robert G. Avis
--------------------------------
Robert G. Avis

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints
Robert G. Zack and Katherine P. Feld his true and lawful attorneys-in-fact and agents, and each of them, with full power of substitution and resubstitution, for him in his capacity as an Officer and Trustee/Director of
Centennial America Fund, L.P., Centennial California Tax Exempt Trust,
Centennial Government Trust, Centennial Money Market Trust, Centennial New
York Tax Exempt Trust, Centennial Tax Exempt Trust, Oppenheimer Capital
Income Fund, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund,
Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer
International Bond Fund, Oppenheimer Limited-Term Government Fund,
Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity
Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund,
Panorama Series Fund, Inc., Oppenheimer Principal Protected Trust,
Oppenheimer Principal Protected Trust II, Oppenheimer Real Asset Fund,
Oppenheimer Select Managers, Oppenheimer Senior Floating Rate Fund,
Oppenheimer Strategic Income Fund, Oppenheimer Equity Fund, Inc., and
Oppenheimer Variable Account Funds, (the "Funds") to sign on his behalf any and all Registration Statements (including any post-effective amendments to
Registration Statements) under the Securities Act of 1933, the Investment
Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:  October 9, 2003

/s/ George C. Bowen
---------------------------------
George C. Bowen

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints
Robert G. Zack and Katherine P. Feld his true and lawful attorneys-in-fact and agents, and each of them, with full power of substitution and resubstitution, for him in his capacity as an Officer and Trustee/Director of
Centennial America Fund, L.P., Centennial California Tax Exempt Trust,
Centennial Government Trust, Centennial Money Market Trust, Centennial New
York Tax Exempt Trust, Centennial Tax Exempt Trust, Oppenheimer Capital
Income Fund, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund,
Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer
International Bond Fund, Oppenheimer Limited-Term Government Fund,
Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity
Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund,
Panorama Series Fund, Inc., Oppenheimer Principal Protected Trust,
Oppenheimer Principal Protected Trust II, Oppenheimer Real Asset Fund,
Oppenheimer Select Managers, Oppenheimer Senior Floating Rate Fund,
Oppenheimer Strategic Income Fund, Oppenheimer Equity Fund, Inc., and
Oppenheimer Variable Account Funds, (the "Funds") to sign on his behalf any and all Registration Statements (including any post-effective amendments to
Registration Statements) under the Securities Act of 1933, the Investment
Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:  October 9, 2003

/s/ Edward L. Cameron
---------------------------------
Edward L. Cameron

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints
Robert G. Zack and Katherine P. Feld his true and lawful attorneys-in-fact and agents, and each of them, with full power of substitution and resubstitution, for him in his capacity as an Officer and Trustee/Director of
Centennial America Fund, L.P., Centennial California Tax Exempt Trust,
Centennial Government Trust, Centennial Money Market Trust, Centennial New
York Tax Exempt Trust, Centennial Tax Exempt Trust, Oppenheimer Capital
Income Fund, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund,
Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer
International Bond Fund, Oppenheimer Limited-Term Government Fund,
Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity
Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund,
Panorama Series Fund, Inc., Oppenheimer Principal Protected Trust,
Oppenheimer Principal Protected Trust II, Oppenheimer Real Asset Fund,
Oppenheimer Select Managers, Oppenheimer Senior Floating Rate Fund,
Oppenheimer Strategic Income Fund, Oppenheimer Equity Fund, Inc., and
Oppenheimer Variable Account Funds, (the "Funds") to sign on his behalf any and all Registration Statements (including any post-effective amendments to
Registration Statements) under the Securities Act of 1933, the Investment
Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:  October 9, 2003

/s/ Jon S. Fossel
----------------------------------
Jon S. Fossel

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints
Robert G. Zack and Katherine P. Feld his true and lawful attorneys-in-fact and agents, and each of them, with full power of substitution and resubstitution, for him in his capacity as an Officer and Trustee/Director of
Centennial America Fund, L.P., Centennial California Tax Exempt Trust,
Centennial Government Trust, Centennial Money Market Trust, Centennial New
York Tax Exempt Trust, Centennial Tax Exempt Trust, Oppenheimer Capital
Income Fund, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund,
Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer
International Bond Fund, Oppenheimer Limited-Term Government Fund,
Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity
Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund,
Panorama Series Fund, Inc., Oppenheimer Principal Protected Trust,
Oppenheimer Principal Protected Trust II, Oppenheimer Real Asset Fund,
Oppenheimer Select Managers, Oppenheimer Senior Floating Rate Fund,
Oppenheimer Strategic Income Fund, Oppenheimer Equity Fund, Inc., and
Oppenheimer Variable Account Funds, (the "Funds") to sign on his behalf any and all Registration Statements (including any post-effective amendments to
Registration Statements) under the Securities Act of 1933, the Investment
Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:  October 9, 2003

/s/ Samuel Freedman
--------------------------------
Samuel Freedman

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints
Robert G. Zack and Katherine P. Feld his true and lawful attorneys-in-fact and agents, and each of them, with full power of substitution and resubstitution, for him in his capacity as an Officer and Trustee/Director of
Centennial America Fund, L.P., Centennial California Tax Exempt Trust,
Centennial Government Trust, Centennial Money Market Trust, Centennial New
York Tax Exempt Trust, Centennial Tax Exempt Trust, Oppenheimer Capital
Income Fund, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund,
Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer
International Bond Fund, Oppenheimer Limited-Term Government Fund,
Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity
Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund,
Panorama Series Fund, Inc., Oppenheimer Principal Protected Trust,
Oppenheimer Principal Protected Trust II, Oppenheimer Real Asset Fund,
Oppenheimer Select Managers, Oppenheimer Strategic Income Fund, Oppenheimer
Equity Fund, Inc., and Oppenheimer Variable Account Funds, (the "Funds") to
sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities
Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:  October 9, 2003

/s/ Beverly Hamilton
---------------------------------
Beverly Hamilton

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints
Robert G. Zack and Katherine P. Feld his true and lawful attorneys-in-fact and agents, and each of them, with full power of substitution and resubstitution, for him in his capacity as an Officer and Trustee/Director of
Centennial America Fund, L.P., Centennial California Tax Exempt Trust,
Centennial Government Trust, Centennial Money Market Trust, Centennial New
York Tax Exempt Trust, Centennial Tax Exempt Trust, Oppenheimer Capital
Income Fund, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund,
Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer
International Bond Fund, Oppenheimer Limited-Term Government Fund,
Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity
Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund,
Panorama Series Fund, Inc., Oppenheimer Principal Protected Trust,
Oppenheimer Principal Protected Trust II, Oppenheimer Real Asset Fund,
Oppenheimer Select Managers, Oppenheimer Strategic Income Fund, Oppenheimer
Equity Fund, Inc., and Oppenheimer Variable Account Funds, (the "Funds") to
sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities
Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:  October 9, 2003

/s/ Robert J. Malone
-------------------------------
Robert J. Malone

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints
Robert G. Zack and Katherine P. Feld his true and lawful attorneys-in-fact and agents, and each of them, with full power of substitution and resubstitution, for him in his capacity as an Officer and Trustee/Director of
Centennial America Fund, L.P., Centennial California Tax Exempt Trust,
Centennial Government Trust, Centennial Money Market Trust, Centennial New
York Tax Exempt Trust, Centennial Tax Exempt Trust, Oppenheimer Capital
Income Fund, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund,
Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer
International Bond Fund, Oppenheimer Limited-Term Government Fund,
Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity
Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund,
Panorama Series Fund, Inc., Oppenheimer Principal Protected Trust,
Oppenheimer Principal Protected Trust II, Oppenheimer Real Asset Fund,
Oppenheimer Select Managers, Oppenheimer Senior Floating Rate Fund,
Oppenheimer Strategic Income Fund, Oppenheimer Equity Fund, Inc., and
Oppenheimer Variable Account Funds, (the "Funds") to sign on his behalf any and all Registration Statements (including any post-effective amendments to
Registration Statements) under the Securities Act of 1933, the Investment
Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:  October 9, 2003

/s/ F. William Marshall
--------------------------------
F. William Marshall

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints
Robert G. Zack and Katherine P. Feld his true and lawful attorneys-in-fact and agents, and each of them, with full power of substitution and resubstitution, for him in his capacity as an Officer and Trustee/Director of
Centennial America Fund, L.P., Centennial California Tax Exempt Trust,
Centennial Government Trust, Centennial Money Market Trust, Centennial New
York Tax Exempt Trust, Centennial Tax Exempt Trust, Oppenheimer Capital
Income Fund, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund,
Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer
International Bond Fund, Oppenheimer Limited-Term Government Fund,
Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity
Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund,
Panorama Series Fund, Inc., Oppenheimer Principal Protected Trust,
Oppenheimer Principal Protected Trust II, Oppenheimer Real Asset Fund,
Oppenheimer Select Managers, Oppenheimer Senior Floating Rate Fund,
Oppenheimer Strategic Income Fund, Oppenheimer Equity Fund, Inc., and
Oppenheimer Variable Account Funds, (the "Funds") to sign on his behalf any and all Registration Statements (including any post-effective amendments to
Registration Statements) under the Securities Act of 1933, the Investment
Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:  October 9, 2003

/s/ Brian W. Wixted
----------------------------
Brian W. Wixted